UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

Carter’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31829	13-3912933
(States or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium

1170 Peachtree Street NE, Suite 900

Atlanta, Georgia 30309

(Address of principal executive offices, including zip code)

(404) 745-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 8, 2013, Carter’s, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. Carter’s, Inc. is filing this press release pursuant to and in accordance with Rule 135c under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated August 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

August 8, 2013	By:	/s/ Irina Braude

	Name:	Irina Braude
	Title:	Secretary